EXHIBIT 23.2

                        CONSENT OF DELOITTE & TOUCHE LLP


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                          INDEPENDENT AUDITOR'S CONSENT



         We consent to the incorporation by reference in this Registration Statement of Teche Holding Company on Form S-8 of our report dated November 9, 1999, incorporated by reference in the Annual Report on Form 10-K of Teche Holding Company for the year ended September 30, 1999.



                                                     /s/ Deloitte & Touche LLP
                                                     ---------------------------
                                                     Deloitte & Touche LLP



January 24, 2000

New Orleans, Louisiana